EXHIBIT 10.2

December 7, 2012

Antero Resources Arkoma LLC

Antero Resources Piceance LLC

Antero Resources Pipeline LLC

Antero Resources Appalachian Corporation

1625 17th Street, 3rd Floor,

Denver, Colorado 80202

Attention:                                         Glen Warren

President and Chief Financial Officer

Re:  Borrowing Base and Aggregate Commitment Decrease

Ladies and Gentlemen:

Reference is hereby made to that certain Fourth Amended and Restated Credit Agreement dated as of November 4, 2010 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Antero Resources Arkoma LLC (successor by conversion of Antero Resources Corporation), a Delaware limited liability company (“Antero”), Antero Resources Piceance LLC (successor by conversion of Antero Resources Piceance Corporation), a Delaware limited liability company (“Antero Piceance”), Antero Resources Pipeline LLC (successor by conversion of Antero Resources Pipeline Corporation), a Delaware limited liability company (“Antero Pipeline”) and Antero Resources Appalachian Corporation, a Delaware corporation (“Antero Appalachian”) (Antero, Antero Piceance, Antero Pipeline and Antero Appalachian are hereinafter individually referred to as a “Borrower” and collectively as the “Borrowers”), certain Subsidiaries of the Borrowers, as Guarantors, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  References herein to any Section shall be to a Section of the Credit Agreement unless otherwise specifically provided.

The Borrowers have informed the Administrative Agent and the Lenders that they (a) intend to sell all of their upstream and pipeline assets in the Piceance Basin (the “Piceance Assets”) pursuant to the terms and conditions of that certain Purchase and Sale Agreement, dated as of November 1, 2012, between Antero Piceance and Antero Pipeline, as sellers, and Ursa Resources Group II LLC, as buyer (the “Piceance Sale Transaction”) and in accordance with each of the conditions set forth in Section 7.05(h)(z) and (b) desire to reduce the Aggregate Commitment from $850,000,000 to $700,000,000 pursuant to Section 2.02.  In anticipation of the Piceance Sale Transaction, we also understand that as of December 5, 2012, the Borrowers have liquidated and monetized the Hedging Contracts associated with the Piceance Assets and

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more particularly described on Schedule I attached hereto (the “Piceance Hedges”) in accordance with each of the conditions set forth in Section 7.03(b)(z) (as evidenced by a certificate of a Financial Officer of the Borrowers certifying to that effect).

Based on such information and pursuant to Section 7.03(b)(z) and Section 7.05(h)(z), the Administrative Agent and the Lenders (or at least the required percentage thereof) hereby notify you that:

(a) upon the consummation of the Piceance Sale Transaction and the sale of the Piceance Assets prior to December 31, 2012 (the date of such consummation and sale being the “Piceance Sale Effective Date”) in accordance with the conditions set forth in Section 7.05(z)(h) (as evidenced by a certificate of a Financial Officer of the Borrowers certifying to that effect), the Borrowing Base shall be automatically reduced by $225,000,000, and the Borrowing Base as so reduced shall become effective immediately upon the consummation of the Piceance Sale Transaction and shall remain at such amount until the earlier of (i) the next Redetermination of the Borrowing Base and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement or any other Loan Document; and

(b) on the date hereof, the Borrowing Base shall be automatically reduced by $75,000,000, and the Borrowing Base as so reduced shall become effective immediately and shall remain at such amount until the earlier of (i) the next Redetermination of the Borrowing Base and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement or any other Loan Document.

In addition, the Administrative Agent hereby notifies you that pursuant to your request under Section 2.02, the Aggregate Commitment shall be automatically reduced to $700,000,000 on the Piceance Sale Effective Date and the Commitment of each Lender at such time shall be proportionately reduced based on such Lender’s Applicable Percentage.

By its signature below, each Credit Party hereby (a) acknowledges and agrees that the Borrowing Base shall be reduced in accordance with the terms hereof upon the consummation of the Piceance Sale Transaction and as a result of the liquidation and monetization of all of the Piceance Hedges; (b) acknowledges and agrees that the Aggregate Commitment shall be automatically reduced to $700,000,000 on the Piceance Sale Effective Date; (c) acknowledges and agrees that after giving effect to the reduction in the Aggregate Commitment to occur on the Piceance Sale Effective Date and any concurrent prepayment of the Loans in accordance with Section 2.10 and Section 2.11, the Aggregate Credit Exposure will be less than the Aggregate Commitment; (d) acknowledges and agrees that except as set forth herein, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect; (e) ratifies and reaffirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and each other Loan Document to which it is a party; (f) ratifies and reaffirms all of the Liens securing the payment and performance of the Obligations; (g) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, (h) all of the representations and warranties contained in the Credit Agreement and each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default or

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Event of Default has occurred and is continuing; and (i) acknowledges and agrees that this letter agreement shall constitute a Loan Document for all purposes and in all respects.

This letter agreement shall become effective as of the date first written above when and only when the Administrative Agent shall have received duly executed counterparts of this letter agreement signed by each Credit Party and the Lenders (or at least the required percentage thereof).

This letter agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles thereof.  This letter agreement may be executed in counterparts with each counterpart constituting an original and all of the counterparts, once executed, constituting but one original.  Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of an original executed counterpart.

[Signature Pages Follow]

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Please execute a copy of this letter agreement in the spaces provided below to evidence your acceptance and approval of the terms and conditions set forth herein and return a fully-executed copy to the attention of the undersigned.

Very truly yours,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ David M. Morris
Name:	David M. Morris
Title:	Authorized Officer

Signature Page

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:		/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

Signature Page

BANK OF SCOTLAND PLC,
as Co-Documentation Agent and a Lender

By:		/s/ Stephen Giacolone
	Name:	Stephen Giacolone
	Title:	Assistant Vice President

Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Co-Documentation Agent and a Lender

By:		/s/ Mark Roche
	Name:	Mark Roche
	Title:	Managing Director

By:		/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Co-Documentation Agent and a Lender

By:		/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:		/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

Signature Page

UNION BANK, N.A.,
as Co-Documentation Agent and a Lender

By:		/s/ Lara Sorokolit
	Name:	Lara Sorokolit
	Title:	Vice President

Signature Page

BARCLAYS BANK PLC,
as a Lender

By:		/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

Signature Page

COMERICA BANK,
as a Lender

By:		/s/ Katya Evseev
	Name:	Katya Evseev
	Title:	Assistant Vice President

Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:		/s/ Christopher Reo Day
	Name:	Christopher Reo Day
	Title:	Vice President

By:		/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Associate

Signature Page

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:		/s/ Chulley Bogle
	Name:	Chulley Bogle
	Title:	Vice President

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:		/s/ Daniel K. Hansen
	Name:	Daniel K. Hansen
	Title:	Vice President

Signature Page

GUARANTY BANK AND TRUST COMPANY,
as a Lender

By:		/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

Signature Page

CITIBANK, N.A.,
as a Lender

By:		/s/ Mason McGurrin
	Name:	Mason McGurrin
	Title:	Vice President

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:		/s/ Peter Shen
	Name:	Peter Shen
	Title:	Vice President

Signature Page

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:		/s/ Vicki Ferguson
	Name:	Vicki Ferguson
	Title:	Authorized Signature

Signature Page

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:		/s/ Deanna Breland
	Name:	Deanna Breland
	Title:	Senior Vice President

Signature Page

AGREED AND ACCEPTED
AS OF THE DATE SET FORTH ABOVE:

ANTERO RESOURCES ARKOMA LLC
ANTERO RESOURCES PICEANCE LLC
ANTERO RESOURCES PIPELINE LLC
ANTERO RESOURCES APPALACHIAN CORPORATION

By:	/s/ Alvyn A. Schopp
Alvyn A. Schopp
Treasurer and Vice President, Administration and Accounting for all of the foregoing Borrowers

ANTERO RESOURCES FINANCE CORPORATION

By:	/s/ Alyn A. Schopp
Alvyn A. Schopp
Treasurer and Vice President, Administration and Accounting

ANTERO RESOURCES BLUESTONE LLC

By:	/s/ Alvyn A. Schopp
Alvyn A. Schopp
Vice President — Accounting & Administration/Treasurer

Signature Page

Schedule I

Piceance Hedges

Antero Piceance Hedge
Summary

			Average
	Counterparty	Daily	Strike
2013	BNP Paribas	20000	5.70
	BNP Paribas	20000	5.70
	Wells Fargo	20000	5.21

2014	Credit Suisse	10000	4.920
	J.P. Morgan	10000	6.145
	J.P. Morgan	10000	5.965
	J.P. Morgan	10000	6.160
	Wells Fargo	10000	6.000

2015	BNP Paribas	10000	5.47
	Credit Suisse	20000	5.07
	J.P. Morgan	10000	5.52
	J.P. Morgan	10000	5.10
	Wells Fargo	10000	5.52

2016	BNP Paribas	20000	5.20
	J.P. Morgan	10000	4.23